SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

American Oil & Gas, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1050 17th Street, Suite 1850 Denver, CO 80265
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 991-0173

Item 8.01.     Other Events.

     Press Release.   The news release of the Registrant dated April 18, 2005, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 9.01.   Financial Statements And Exhibits.

     (c)    Exhibits.

Exhibit Index

Exhibit
Number       Description

99.1 News release dated April 18, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OIL & GAS, INC.

By: /s/ Andrew P. Calerich Andrew P. Calerich President and Chief Financial Officer